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                                  [LETTERHEAD]


                          MEMORANDUM OF UNDERSTANDING

    This letter constitutes a Memorandum of Understanding between Interstate FiberNet (IFN) operating on its behalf and on behalf of Entergy Technology Corporation (ETC), and IWL Communications, Inc. (IWL Connect), together referred to herein after as the "parties"; and is for the purpose of defining a contractual relationship between the parties for the interconnection, co-location, and leasing capacity of each of the parties fiber optic networks, as defined herein, in order to provide a reliable and flexible fiber optic network in Texas, Louisiana, and other locations on ETC's network.

    1. PREMISES AND MUTUAL AGREEMENTS
         A. ETC desires to extend its fiber optic network from the Scott, LA point-of-presence (pop) into Lafayette, LA, for the purposes of serving its customers and IWL with fiber optic services over the ETC and IFN networks.
         B. IWL desires to provide transport facilities between its pop in Lafayette, LA and the ETC pop in Scott, LA for the purposes of serving its customers in Lafayette with fiber optic services over the ETC and IFN networks and for the purpose of providing termination for customers originating in other cities on the ETC and IFN networks.
         C. The parties may from time to time provide each other transport capacity on a leased basis at prevailing carriers' carrier rates. In this regard, IFN and IWL intend to execute an IFN Master Capacity Lease for the lease by IWL and IFN transport services on its network and the ETC network, a copy of which is included herein as Exhibit 1.

    2. NETWORK CONFIGURATION
         The parties agree that the network diagram, shown as Exhibit 2, represents the general configuration of the proposed Lafayette network with interconnection to IFN and ETC's network in Scott.

    3. RESPONSIBILITIES OF THE PARTIES

         A. IWL
            1) Construct a fiber ring of at least 12 Corning SMF-28 fibers connecting ETC's pop in Cameron Street with IWL's fiber ring.
            2) Provide connection to Bell's pop, MCI's pop, and other IWL terminal locations including Add/Drop multiplexer functionality (ADM), as required, to service these locations on the ring.
            3) Provide IFN and ETC with preferential pricing for DS-3 service from ETC's Access Customer Terminal Location
                (ACTL) on Cameron Street to the Lafayette Bell POP located at 530 S. Buchannan Street at cost of $XXXX/ month/DS-3.

Legend: Confidential Treatment Requested. A series of XXX's has been inserted in this exhibit to indicate redactions for which confidential treatment has been requested. The redacted portions of this exhibit have been separately filed with the Commission.
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            4)  Provide IFN and ETC with preferential pricing for DS-3 service for TEC's Access Customer Terminal Location
                (ACTL) on Cammeron Street to a XXX Pop located at 102 Versailles Boulevard at a cost of $XXX/month/DS-3.
                This is based on a minimum of 12 DS-3's implemented to XXX over a 3 year term with XXX allowing IWL to co-locate at their POP.
            5) Provide IFN and ETC with preferential pricing for DS-1 and DS-3 services at a price XXXXX below Bells tariffed pricing for providing the equivalent service including HICAP services such as: SMARTring, Lightgate 1, Lightgate 2, and Lightgate 3 between MCI or Bell's POP to any on-net location on IWL's fiber ring.
            6) Provide IFN and ETC with preferential pricing for DS-1 and DS-3 services at a price XXXXX below Bells tariffed pricing for providing the equivalent service between IFN and ETC's Access Customer Terminal Location (ACTL) in Scott and any on-net location on IWL's fiber ring where that customer in not acting as an Access Customer
                (AC) or Access Provider (AP) but where IWL is treated as the AP.

         B. IFN/ETC
            1)  Provide ADM functionality at Scott for ETC backbone access
            2) Provide IWL preferential pricing for ETC DS-1 and DS-3 services at a price of $XXXX and $XXXX per DS-0 airline mile, respectively between any two points on ETC's network.
            3) Provide IWL preferential pricing for DS-1 and DS-3 services between any two points on IFN's network at rates to be determined based on volume but not to exceed $XXXX and $XXXX per DS-O airline mile for DS-1 and DS-3 services, respectively.

         C. Operations Standards
            The parties will mutually agree to a formal set of policies and procedures defining all operational aspects of the transport services to be provided to customers, including but not limited to, order entry, provisioning, trouble reporting, maintenance and repair. IFN's Operations Manual is attached as Exhibit 3, and is the suggested master document governing operations standards.



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     5. FINAL AGREEMENT

     The parties agree to move forward expeditiously to conclude a final agreement that will embody the intent contained herein. The parties agree that the final agreement will be for an initial term of five years, with two additional five year option terms.

     Please confirm, by signing and returning this letter, that the foregoing reflects our mutual non-binding understanding and sets forth the basis for proceeding to draft a final Agreement.


     IFN                               IWL


     By                                By /s/ Ignatius Leonards
        ----------------------------      ----------------------------

     Title                             Title  President
           -------------------------         -------------------------

     Date                              Date   7-11-96
          --------------------------        --------------------------

     ETC

     By /s/ Earl J. Frederic
        ----------------------------

     Title  General Manager
           -------------------------

     Date   7/24/96
          --------------------------














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